SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D. C.  20549

                                    FORM 8-K

                      AMENDMENT TO CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): April 22, 2003

                            Checkpoint Systems, Inc.
     --------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


                                  Pennsylvania
      ------------------------------------------------------------
     (State or other jurisdiction of incorporation or organization)



            1-11257                             22-1895850
     ------------------------         --------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)



        101 Wolf Drive, P.O. Box 188, Thorofare, New Jersey 08086
    -------------------------------------------------------------------
                (Address of principal executive offices)


                                 (856) 848-1800
      -----------------------------------------------------------------
            (Registrant's telephone number, including area code)


                                       N/A
     ------------------------------------------------------------------
          (Former name or address, if changed since last report)











Item 7.     Financial Statements and Exhibits

            (c) Press release dated April 22, 2003 announcing the Company's financial results for the first quarter of 2003.


Item 9.     Regulation FD Disclosure; and


Item 12.    Results of Operations and Financial Condition

            On April 22, 2003, the Registrant issued a press release announcing its financial results for the first quarter of 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference.




                                    Signature
                            ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2003

Checkpoint Systems, Inc.

/s/George W. Off
------------------------
George W. Off
Chairman and Chief Executive Officer

                 EXHIBIT INDEX
                 -------------

EXHIBIT NO.      DESCRIPTION OF EXHIBITS
------------     -------------------------

99.1               Press release dated April 22, 2003.